SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 18, 2005

                                ARTCRAFT IV, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            DELAWARE                    000-50817
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)       (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                         330 Highway 7 East, Suite 511
                         Richmond Hill, Ontario L4B 3P8
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  (416)557-9684
                            (ISSUER TELEPHONE NUMBER)


                              3560 SE Marine Drive
                       Vancouver, British Columbia V5S 4R6
                            (FORMER NAME AND ADDRESS)


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FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

     Pursuant to the terms of a Stock Purchase Agreement, Ultimex Engineering Corp. purchased 100,000 shares of the Company's issued and outstanding common stock from Scott Raleigh, the sole officer, director and shareholder of the Company. The total of 100,000 shares represents all of the Company's outstanding common stock. Ultimex Engineering Corp. paid a total of $36,000 to Scott Raleigh for his shares. As part of the Acquisition and pursuant to the Stock Purchase Agreement, the following changes to the Company's directors and officers have occurred:

     o Scott Raleigh resigned as the Company's President, Chief Executive Officer, Chief Financial Officer and Secretary effective January 18, 2005.

     o Helena Heit was appointed as the Company's President Chief Executive Officer Chief Financial Officer and Secretary as of January 18, 2005.

     o Further, Helena Heit was appointed as the sole member of the Board of Directors of the Company.

     o Scott Raleigh then resigned as a member of the board of directors of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Scott Raleigh resigned as the Company's sole director effective as of January 18, 2005. The resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

     Scott Raleigh resigned as the Company's President, Chief Executive Officer, Chief Financial Officer and Secretary effective January 18, 2005.

     Helena Heit was appointed as the Company's Chief Executive Officer, Chief Financial Officer, President and Secretary as of January 18, 2005. Helena Heit (born in 1968) is a citizen of Germany, residing in the city of Arnsberg, Germany. She is a prominent businessperson in the field of transportation, export-import logistics and property development acting mostly in European markets including Germany, Hungary, Russia, and Baltic states. She also has a vast experience in the financial sector, investment banking in particular. For the past eight years Ms. Heit has served as a director of Orgral International Technologies Corporation.

     No transactions occurred in the last two years to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest.


ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.


(a)  Financial Statements of Business Acquired.


     Not applicable.


(b)  Pro Forma Financial Information.


     Not applicable.

(c)  Exhibits.

2.1 Stock Purchase Agreement dated as of January 18, 2005 between Scott Raleigh and Ultimex Engineering Corp.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ARTCRAFT IV, INC.

                                    By: /s/  Helen Heit
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                                             Helen Heit, President



Dated: February 22, 2005